Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Thomas L. Aller

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4 and any amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $750,000,000 aggregate principal amount of unsecured debt securities issued by the Company following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 21st day of May, 2015.

/s/ Thomas L. Aller
Thomas L. Aller

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

D. Sherwin Artus

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4 and any amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $750,000,000 aggregate principal amount of unsecured debt securities issued by the Company following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 21st day of May, 2015.

/s/ D. Sherwin Artus
D. Sherwin Artus

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

James E. Catlin

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4 and any amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $750,000,000 aggregate principal amount of unsecured debt securities issued by the Company following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 21st day of May, 2015.

/s/ James E. Catlin
James E. Catlin

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Phillip E. Doty

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4 and any amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $750,000,000 aggregate principal amount of unsecured debt securities issued by the Company following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 21st day of May, 2015.

/s/ Phillip E. Doty
Phillip E. Doty

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

William N. Hahne

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4 and any amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $750,000,000 aggregate principal amount of unsecured debt securities issued by the Company following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 21st day of May, 2015.

/s/ William N. Hahne
William N. Hahne

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Allan R. Larson

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4 and any amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $750,000,000 aggregate principal amount of unsecured debt securities issued by the Company following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 21st day of May, 2015.

/s/ Allan R. Larson
Allan R. Larson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Lynn A. Peterson

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4 and any amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $750,000,000 aggregate principal amount of unsecured debt securities issued by the Company following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 21st day of May, 2015.

/s/ Lynn A. Peterson
Lynn A. Peterson

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That I

Michael B. Walen

hereby constitute and appoint James J. Volker, Michael J. Stevens and Bruce R. DeBoer, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-4 and any amendments (including post-effective amendments) or supplements thereto relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $750,000,000 aggregate principal amount of unsecured debt securities issued by the Company following the private placement of such debt securities, and to file said Registration Statement, and any and all amendments (including post-effective amendments) or supplements thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

WITNESS my hand this 21st day of May, 2015.

/s/ Michael B. Walen
Michael B. Walen